UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2022

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600 Spokane, Washington	99201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2022, PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”) and Horizon Merger Sub 2022, LLC, a Delaware limited liability company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, CatchMark Timber Trust, Inc., a Maryland corporation (“CatchMark”) and CatchMark Timber Operating Partnership, L.P. a Delaware limited partnership (the “Partnership”).

Pursuant to the Merger Agreement, CatchMark will be merged with and into Merger Sub (the “Company Merger”), with Merger Sub surviving the Company Merger. Immediately following the Company Merger, the Partnership will be merged with and into Merger Sub (the “Partnership Merger” and together with the Company Merger, collectively the “Mergers”), with Merger Sub surviving the Partnership Merger. Capitalized terms used below but not defined herein have the respective meanings assigned thereto in the Merger Agreement.

The board of directors of PotlatchDeltic (the “Board”) has unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

Merger Consideration

At the effective time of the Company Merger, each issued and outstanding share of CatchMark’s Class A common stock (the “Common Stock”), other than those shares held by CatchMark, the Partnership, PotlatchDeltic, Merger Sub or any of their respective wholly owned subsidiaries, will be converted into the right to receive 0.230 shares of common stock of PotlatchDeltic plus the right, if any, to receive cash in lieu of fractional shares of common stock of PotlatchDeltic (the “Merger Consideration”).

Immediately prior to the effective time of the Company Merger, any and all outstanding issuance and forfeiture conditions on any Common Stock subject to an award of Common Stock granted under CatchMark’s equity incentive plans that is unvested or subject to a substantial risk of forfeiture will be deemed satisfied in full and on a fully vested basis (at maximum performance to the extent applicable), and convert into the Merger Consideration.

Immediately prior to the effective time of the Partnership Merger (i) each issued and outstanding unvested LTIP Unit of the Partnership will automatically become fully vested at maximum performance, to the extent applicable and (ii) immediately after such vesting, each vested LTIP Unit of the Partnership that is eligible for conversion into Partnership OP Units will automatically convert into common units of the Partnership (the “Partnership OP Units”).

At the effective time of the Partnership Merger, each of the issued and outstanding Partnership OP Units, other than those held by CatchMark, the Partnership, PotlatchDeltic, Merger Sub or any of their respective wholly owned subsidiaries, will automatically convert into the Merger Consideration.

Governance; Other Matters

Effective as of immediately after the effective time of the Company Merger, one member of the board of directors of CatchMark (the “CatchMark Board”) selected by CatchMark will be appointed to the board of directors of PotlatchDeltic (the “CatchMark Designated Director”). From the Closing until immediately after the first annual meeting of stockholders of PotlatchDeltic occurring after the Closing, PotlatchDeltic must take actions reasonably necessary to cause the CatchMark Designated Director to be appointed to the board of directors of PotlatchDeltic.

Following the effective time of the Company Merger, PotlatchDeltic will use commercially reasonable efforts to establish a regional office in Atlanta, Georgia.

Closing Conditions

The consummation of the Mergers is subject to certain closing conditions, including (i) the approval of the Company Merger by the holders of a majority of the outstanding Common Stock of CatchMark, (ii) the absence of any temporary restraining order, injunction or other legal order, and law being enacted, which would have the effect of making illegal or otherwise prohibiting the consummation of the Mergers, (iii) the Form S-4 to be filed by PotlatchDeltic in connection with common stock of PotlatchDeltic to be issued in the Mergers being declared effective, (iv) the shares of common stock of PotlatchDeltic to be issued in the Mergers will have been approved for listing on Nasdaq, (v) the receipt of certain legal opinions by PotlatchDeltic and CatchMark and (vi) other customary conditions specified in the Merger Agreement.

Representations, Warranties and Covenants

Each of CatchMark, the Partnership, PotlatchDeltic and Merger Sub made representations and warranties in the Merger Agreement. Each of CatchMark and the Partnership has also agreed to various customary covenants and agreements, including, subject to certain exceptions, (i) to conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers and (ii) to call and hold a stockholder meeting and recommend that CatchMark’s stockholders adopt the Merger Agreement. Each of PotlatchDeltic and CatchMark agreed not to make, declare or set aside any dividend or other distribution to its respective stockholders or shareholders without the prior written consent of the other party, except that upon written notice to the other party, (i) CatchMark may authorize and pay (i) quarterly distributions at a rate not in excess of $0.075 per share per quarter and (ii) the regular distributions that are required to be made in respect of the Partnership LTIP Units and the Partnership OP Units in connection with any dividends paid on the Common Stock of CatchMark in accordance with the terms of the partnership agreement of the Partnership and (ii) PotlatchDeltic may authorize and pay quarterly distributions at a rate not in excess of $0.44 per share per quarter.

CatchMark agreed not to (i) solicit proposals relating to certain alternative transactions, (ii) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, (iii) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of the CatchMark Board to comply with their duties as directors under applicable law, or (iv) propose or agree to do any of the foregoing. Notwithstanding these “no-shop” restrictions, prior to obtaining CatchMark stockholder approval, under specified circumstances the CatchMark Board may change its recommendation of the transaction, and CatchMark may also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fee described below.

Termination of the Merger Agreement

The Merger Agreement may be terminated under certain circumstances, including by either PotlatchDeltic or CatchMark if the Mergers have not been consummated on or before 5:00 p.m. (New York time) on November 29, 2022, if a final and non-appealable order is entered enjoining or otherwise prohibiting the Mergers, or if CatchMark’s shareholders shall have voted at the special meeting held to consider the approval of the Company Merger and the Company Merger is not approved.

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, CatchMark may be required to pay to PotlatchDeltic a termination fee of $19,384,231. However, the termination fee payable by the CatchMark to PotlatchDeltic will be $9,692,116 if the Merger Agreement is terminated before the end of the “Window Period End Time” by (i) CatchMark in order for CatchMark to accept a superior proposal from a “Qualified Bidder” or (ii) PotlatchDeltic because the CatchMark Board changed its recommendation that CatchMark’s stockholders approve the Company Merger as the result of a superior proposal from a “Qualified Bidder.” Under the terms of the Merger Agreement, a “Qualified Bidder” is a bidder that has delivered an acquisition proposal on or prior to 11:59 p.m. (New York time) on June 28, 2022 with respect to which, on or prior to such date, the CatchMark Board concluded in good faith (after consultation with its outside legal counsel and its financial advisors) either constituted or would reasonably be expected to lead to a superior proposal (provided that such bidder will cease to be a “Qualified Bidder” if its acquisition proposal is withdrawn, terminates or expires after June 28, 2022). In addition, the term “Window Period End Time” in the Merger Agreement means, with respect to a Qualified Bidder, the later of (i) 11:59 p.m. (New York time) on July 13, 2022 and (ii) one business day after the end of a required notice period with respect to a superior proposal by such Qualified Bidder provided that such notice period (as may be extended) began on or prior to 11:59 p.m. (New York time) on July 13, 2022.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included in this Current Report of Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about CatchMark. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of CatchMark or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CatchMark’s public disclosures.

Item 8.01 - Other Events

On May 31, 2022, PotlatchDeltic and CatchMark issued a press release announcing the Merger. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed Merger involving PotlatchDeltic and CatchMark. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, PotlatchDeltic plans to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that constitutes a prospectus of PotlatchDeltic and will also include a proxy statement of CatchMark. After the Registration Statement has been declared effective, CatchMark will mail the definitive proxy statement/prospectus to its stockholders. The proxy statement/prospectus to be filed with the SEC related to the proposed merger will contain important information about PotlatchDeltic, CatchMark, the proposed transaction and related matters. Investors are urged to carefully read the proxy statement/prospectus and other documents to be filed with the SEC (or incorporated by reference into the proxy statement/prospectus) in connection with the proposed merger, when available. Investors will be able to obtain free copies of the joint proxy statement/prospectus, when it is filed with the SEC, and other documents filed by PotlatchDeltic with the SEC through the website maintained by the SEC at www.sec.gov or by contacting PotlatchDeltic’s Investor Relations by telephone at (509) 835-1521 or by mail at 601 West First Avenue, Suite 1600, Spokane Washington 99201. In addition, investors will be able to obtain free copies of the documents filed with the SEC on PotlatchDeltic’s website at www.potlatchdeltic.com (which website is not incorporated herein by reference).

PotlatchDeltic and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of CatchMark in connection with the Merger. Certain information about the directors and executive officers of PotlatchDeltic is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 17, 2022, and its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 29, 2022, and will be contained in the proxy statement/prospectus described above when it is filed with the SEC. You can obtain free copies of these document from PotlatchDeltic using the contact information above.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

Statements made in this communication and related statements that express PotlatchDeltic’s or its management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction and the potential effects of the merger transaction, including if it does not close.

These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including: the inability to obtain regulatory approvals of the Merger on the proposed terms and schedule; the failure of CatchMark’s stockholders to approve the Company Merger; disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction; the inability to implement business plans, forecasts, and other expectations after the completion of the Mergers, and identify and realize synergies or other expected benefits; the occurrence of any event, change, or other circumstance that could give rise to a termination of the Merger Agreement; and other factors described in PotlatchDeltic’s reports filed with the SEC, including its annual report for the year ended December 31, 2021 and subsequent quarterly reports, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, PotlatchDeltic disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 29, 2022, by and among PotlatchDeltic Corporation, Horizon Merger Sub 2022, LLC, CatchMark Timber Trust, Inc. and Catchmark Timber Operating Partnership, L.P.*

99.1	Press Release, dated May 31, 2022, announcing the execution of the Merger Agreement

104	Cover Page interactive data file (Embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

May 31, 2022	By:	/s/ Michele L. Tyler
Michele L. Tyler
Vice President, General Counsel and Corporate Secretary